Income Tax	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 10 – INCOME TAX

The income tax expense in the consolidated statements of operations consisted of:

BVI

China Networks International Holdings, Ltd. And China Networks Media, Ltd. were incorporated in the British Virgin Islands and is not subject to income taxes under the current laws of the British Virgin Islands.

Hong Kong

On 21 March 2018, the Hong Kong Legislative Council passed the Inland Revenue (Amendment) (No.7) Bill 2017 (the 'Bill') which introduces the two-tiered profit tax rate regime. The Bill was signed into law on 28 March 2018 and was gazetted on the following day.

Under the two-tiered profit tax rate regime, the first HK$2 million of profit qualifying corporations will be taxed at 8.25%, and profit above HK$2 million will taxed at 16.5%.

The two-tiered tax rate regime will be applicable to the Company for its annual reporting period beginning on or after 1 April 2018.

Advertising Networks Limited incorporate in Hong Kong and is subject to Hong Kong profits tax on its taxable income derived from trade or business carried out in Hong Kong. However, as the Company has not generated any revenue or income, no provision for Hong Kong profits tax has been made for the years ended December 31, 2018, 2017 and 2016.

PRC

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of the Company's deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes, and other relevant factors. At December 31, 2018, 2017 and 2016, based on the weight of available evidence, the Company determined that it was unlikely that the Company's deferred tax assets would be realized and have provided for a full valuation allowance associated with the net deferred tax assets.

	December 31, 2018	December 31, 2017	December 31, 2016
Deferred Tax Assets and Liabilities:
Net operating loss carry forwards	$31,318	$38,163	$73,323
Valuation allowance	(31,318)	(38,163)	(73,323)
Net deferred tax assets	$-	$-	$-

The PRC entities are subject to PRC income tax at the statutory tax rate of 25%.

The Company adopted ASC 740 "Income Taxes", which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

At December 31, 2018, Company's management considered that the Company had no uncertain tax positions that affected its consolidated financial position and results of operations or cash flow, and will continue to evaluate for the uncertain position in future.

For the years ended as at December 31, 2018 and 2017, Company's income tax is nil and nil, respectively.